Exhibit 10(d)

EXECUTION VERSION

AMENDMENT NO. 1, dated as of May 13, 2014 (this “Amendment”), among Energy Future Competitive Holdings Company LLC, a Delaware limited liability company and a debtor and debtor-in-possession (“Parent Guarantor”), Texas Competitive Electric Holdings Company LLC, a Delaware limited liability company and a debtor and debtor-in-possession (“TCEH” or the “Borrower”), in a case pending under chapter 11 of the Bankruptcy Code, the undersigned Lenders (as defined below) to the Credit Agreement referred to below, the other undersigned Credit Parties, Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”), the Letter of Credit Issuers, and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, RBC Capital Markets and Union Bank, N.A., (collectively, in such capacity, the “Amendment Arrangers”), as joint lead arrangers and joint bookrunners for this Amendment and the transactions contemplated hereby. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to those terms in the Credit Agreement (as amended hereby).

WHEREAS, Parent Guarantor, the Borrower, the lending institutions from time to time parties to the Credit Agreement (each a “Lender” and, collectively, the “Lenders”), Citibank, N.A. as the Administrative Agent and Collateral Agent, the Letter of Credit Issuers, Deutsche Bank AG New York Branch, Bank of America, N.A., and Morgan Stanley Senior Funding, Inc. as Co-Syndication Agents and Barclays Bank PLC, Royal Bank of Canada and Union Bank, N.A. as Co-Documentation Agents, are parties to the Senior Secured Superpriority Debtor-In Possession Credit Agreement, dated as of May 5, 2014 (the “Credit Agreement”);

WHEREAS, the parties hereto wish to enter into certain amendments, supplements or other modifications to the Credit Agreement as provided herein, subject to the terms and conditions set forth below;

WHEREAS, the Borrower wishes to appoint the Amendment Arrangers as joint lead arrangers and joint bookrunners for this Amendment and the transactions contemplated hereby;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1 Amendments.

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following defined term in the appropriate alphabetical order:

“ “Amendment No. 1 Effective Date” shall mean May 13, 2014.”

(b) The definition of “Applicable ABR Margin” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“ “Applicable ABR Margin” shall mean at any date: (x) prior to the Amendment No. 1 Effective Date, (a) with respect to each ABR Loan that is a Term Loan, 1.75% per annum, (b) with respect to each ABR Loan that is a Delayed-Draw Term Loan, 1.75% per annum and (c) with respect to each ABR Loan that is a Revolving Credit Loan, 1.50% per annum and (y) from and after the Amendment No. 1 Effective Date, (a) with respect to each ABR Loan that is a Term Loan, 2.00% per annum, (b) with respect to each ABR Loan that is a Delayed-Draw Term Loan, 2.00% per annum and (c) with respect to each ABR Loan that is a Revolving Credit Loan, 1.50% per annum.”

(c) The definition of “Applicable LIBOR Margin” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“ “Applicable LIBOR Margin” shall mean at any date: (x) prior to the Amendment No. 1 Effective Date, (a) with respect to each LIBOR Loan that is a Term Loan, 2.75% per annum, (b) with respect to each LIBOR Loan that is a Delayed-Draw Term Loan, 2.75% per annum and (c) with respect to each LIBOR Loan that is a Revolving Credit Loan, 2.50% per annum and (y) from and after the Amendment No. 1 Effective Date, (a) with respect to each LIBOR Loan that is a Term Loan, 3.00% per annum, (b) with respect to each LIBOR Loan that is a Delayed-Draw Term Loan, 3.00% per annum and (c) with respect to each LIBOR Loan that is a Revolving Credit Loan, 2.50% per annum.”

(d) Section 13.6(b)(ii)(A) of the Credit Agreement is hereby amended by deleting the text “$5,000,000” and replacing it with “$1,000,000”.

Section 2 Representations and Warranties, No Default. The Borrower represents and warrants to the Lenders as of the Amendment No. 1 Effective Date (as defined below):

(a) Subject to the entry of the Orders and the terms thereof, each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Each Credit Party has duly executed and delivered this Amendment and, subject to the entry of the Orders and the terms thereof, this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3 Conditions to Effectiveness of Amendment.

(a) This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the Administrative Agent shall have received executed signature pages to this Amendment from the Required Lenders, the Parent Guarantor, the Borrower, each other Credit Party that is party to a Credit Document, Citibank, N.A., in its capacity as Administrative Agent and Collateral Agent, the Letter of Credit Issuers and the Joint Lead Arrangers and Joint Bookrunners.

(b) The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date promptly after the occurrence thereof.

Section 4 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 5 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

Section 6 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7 Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guarantee.

Section 8 Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9 Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 10 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document, and each Credit Party acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the

Liens granted by it pursuant to the Security Documents. From and after the effective date of this Amendment, all references to the Credit Agreement in any Credit Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. In entering into this Amendment, each Lender has undertaken its own analysis and has not relied on any other Lender in making its decision to enter into this Amendment.

Section 11 Joint Lead Arrangers and Joint Bookrunners. The Borrower hereby appoints the Amendment Arrangers to act, and such parties hereby agree to act, as joint lead arrangers and joint bookrunners for this Amendment and the transactions contemplated hereby, and each will perform the duties customarily associated with such roles. The Borrower hereby agrees that the appointment of the Amendment Arrangers hereunder and any activities by them in connection with this Amendment and the transactions contemplated hereby are subject to the indemnification provisions under Section 13.5 of the Credit Agreement and such provisions are incorporated by reference herein, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC as Debtor and Debtor-in –
Possession, as Parent Guarantor

By:	/s/ Anthony R. Horton
Name: Anthony R. Horton
Title: Treasurer

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC as Debtor and Debtor-in –
Possession, as the Borrower

By:	/s/ Anthony R. Horton
Name: Anthony R. Horton
Title: Treasurer

[Signature Page to Amendment No. 1]

4CHANGE ENERGY COMPANY
4CHANGE ENERGY HOLDINGS LLC
BIG BROWN 3 POWER COMPANY LLC
BIG BROWN LIGNITE COMPANY LLC
BIG BROWN POWER COMPANY LLC
COLLIN POWER COMPANY LLC
DECORDOVA POWER COMPANY LLC
DECORDOVA II POWER COMPANY LLC
EAGLE MOUNTAIN POWER COMPANY LLC
GENERATION MT COMPANY LLC
GENERATION SVC COMPANY
LAKE CREEK 3 POWER COMPANY LLC
LUMINANT BIG BROWN MINING COMPANY LLC
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY TRADING CALIFORNIA COMPANY
LUMINANT ET SERVICES COMPANY
LUMINANT GENERATION COMPANY LLC
LUMINANT HOLDING COMPANY LLC
LUMINANT MINERAL DEVELOPMENT COMPANY LLC
LUMINANT MINING COMPANY LLC
LUMINANT RENEWABLES COMPANY LLC
MARTIN LAKE 4 POWER COMPANY LLC
MONTICELLO 4 POWER COMPANY LLC
MORGAN CREEK 7 POWER COMPANY
NCA RESOURCES DEVELOPMENT COMPANY LLC
OAK GROVE MANAGEMENT COMPANY LLC
OAK GROVE MINING COMPANY LLC
OAK GROVE POWER COMPANY LLC
SANDOW POWER COMPANY LLC
TCEH FINANCE, INC.
TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC
TRADINGHOUSE 3 & 4 POWER COMPANY LLC
TRADINGHOUSE POWER COMPANY LLC
TXU ENERGY RETAIL COMPANY LLC
TXU ENERGY SOLUTIONS COMPANY LLC
TXU RETAIL SERVICES COMPANY
TXU SEM COMPANY
VALLEY NG POWER COMPANY LLC
VALLEY POWER COMPANY LLC, each as a Debtor and Debtor-in-Possession and a Guarantor

By:	/s/ Anthony R. Horton
Name: Anthony R. Horton
Title: Treasurer

[Signature Page to Amendment No. 1]

CITIBANK, N.A., as Administrative Agent,
Collateral Agent, Lender, General Letter of Credit Issuer and RCT Letter of Credit Issuer

By:	/s/ Shane V. Azzara
Name: Shane V. Azzara
Title: Director

[Signature Page to Amendment No. 1]

CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Bookrunner

By:	/s/ Shane V. Azzara
Name: Shane V. Azzara
Title: Director

[Signature Page to Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender and RCT Letter of Credit Issuer

By:	/s/ Markus M. Tarkington
Name: Markus M. Tarkington
Title: Director

By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Vice President

[Signature Page to Amendment No. 1]

DEUTSCHE BANK SECURITIES INC., as Joint Lead Arranger and Joint Bookrunner

By:	/s/ Stan Cunningham
Name: Stan Cunningham
Title: Managing Director

By:	/s/ Jackson Merchant
Name: Jackson Merchant
Title: Managing Director

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A., as a Lender and RCT Letter of Credit Issuer

By:	/s/ J. Lex Maultsby
Name: J. Lex Maultsby
Title: Managing Director

[Signature Page to Amendment No. 1]

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger and Joint Bookrunner

By:	/s/ Michael Dunne
Name: Michael Dunne
Title: Managing Director

[Signature Page to Amendment No. 1]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender and RCT Letter of Credit Issuer

By:	/s/ Henrik Z. Sandstrom
Name: Henrik Z. Sandstrom
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

MORGAN STANLEY SENIOR FUNDING, INC., as Joint Lead Arranger and Joint Bookrunner

By:	/s/ Henrik Z. Sandstrom
Name: Henrik Z. Sandstrom
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

BARCLAYS BANK PLC, as a Lender and RCT Letter of Credit Issuer

By:	/s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Assistant Vice President

[Signature Page to Amendment No. 1]

ROYAL BANK OF CANADA, as a Lender and RCT Letter of Credit Issuer

By:	/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

RBC CAPITAL MARKETS, as Joint Lead
Arranger and Joint Bookrunner

By:	/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Vice President

[Signature Page to Amendment No. 1]

UNION BANK, N.A., as a Lender and RCT Letter of Credit Issuer

By:	/s/ Eric Otieno
Name: Eric Otieno
Title: Vice President

[Signature Page to Amendment No. 1]

UNION BANK, N.A., as Joint Lead Arranger and Joint Bookrunner

By:	/s/ Eric Otieno
Name: Eric Otieno
Title: Vice President

[Signature Page to Amendment No. 1]